Exhibit 99.1

Canopy Growth Divests Pharmaceutical C3 Cannabinoid Compound Company

Sale supports the Company’s strategic focus on driving demand for cannabis and cannabinoid-based consumer products

Smiths Falls, ON and Neumarkt-in-der-Oberpfalz, Germany (December 15, 2021)—Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (NASDAQ: CGC) has entered into an agreement to divest its subsidiary business, C³ Cannabinoid Compound Company GmbH (“C3”), to Dermapharm Holding SE (“Dermapharm”) (WKN: A2GS5D, ISIN: DE000A2GS5D8), a European pharmaceutical company headquartered in Grünwald, Germany. The C³ business develops and manufactures pharmaceutical products and is comprised of Spectrum Therapeutics GmbH, based in Neumarkt-in-der-Oberpfalz, Germany, THC Pharm GmbH The Health Concept, based in Frankfurt, Germany, and Spectrum Therapeutics Austria GmbH, based in Vienna, Austria.

With the divesture of C³, Canopy Growth is continuing its evolution into a CPG-modelled organization and furthering its strategy of driving focus and consistent business across its core markets. The Company will continue to leverage its high-quality supply of Canadian cannabis products for the medical channel in its core international markets, including Germany, while also serving adult-use consumers in Canada.

As a result of the divesture, Canopy Growth is expected to avoid future operational complexities associated with C³ and is significantly reducing short-term capital investment requirements.

“Canopy is maturing as a consumer product company – leveraging our market focus, innovation, and R&D strength to produce cannabis and cannabinoid-based products that make a positive impact on consumers lives,” said David Klein, CEO, Canopy Growth. “We remain committed to serving the medical cannabis market as a channel and will continue to do so by leveraging our existing high-quality supply of Canadian cannabis products to meet patient demand globally. I would like to thank the C³ team members for their hard work, dedication, and commitment to building the successful business that C³ is today.”

Transaction Overview

•

An upfront payment of EUR80M (approx. CAD$115.5M1), subject to customary cash and debt adjustments, will be made upon the closing of the transaction in addition to an earnout payment of up to EUR42.6M (approx. CAD$61.4M1) subject to the achievement of select milestones by the C³ business.

•	Assuming timely receipt of required regulatory approvals and satisfaction of other closing conditions, the transaction is expected to close by January 31, 2022.

•	As part of the agreement, all C³ employees will be retained by Dermapharm following the closing of the transaction.

[1]	Based on the Bank of Canada’s daily exchange rate on December 14, 2021

Media Contact:

Niklaus Schwenker

Director, Communications

Niklaus.Schwenker@canopygrowth.com

Investor Contacts:

Tyler Burns

Director, Investor Relations

Tyler.Burns@canopygrowth.com

About Canopy Growth

Canopy Growth (TSX:WEED, NASDAQ:CGC) is a world-leading diversified cannabis and cannabinoid-based consumer product company, driven by a passion to improve lives, end prohibition, and strengthen communities by unleashing the full potential of cannabis. Leveraging consumer insights and innovation, we offer product varieties in high-quality dried flower, oil, softgel capsule, infused beverage, edible, and topical formats, as well as vaporizer devices by Canopy Growth and industry-leader Storz & Bickel. Our global medical brand, Spectrum Therapeutics, sells a range of full-spectrum products using its colour-coded classification system and is a market leader in both Canada and Germany. Through our award-winning Tweed and Tokyo Smoke banners, we reach our adult-use consumers and have built a loyal following by focusing on top quality products and meaningful customer relationships. Canopy Growth has entered into the health and wellness consumer space in key markets including Canada, the United States, and Europe through BioSteel sports nutrition, and This Works skin and sleep solutions; and has introduced additional hemp derived CBD products to the United States through our First & Free and Martha Stewart CBD brands. Canopy Growth has an established partnership with Fortune 500 alcohol leader Constellation Brands. For more information visit www.canopygrowth.com.

About Dermapharm

Dermapharm is a rapidly growing manufacturer of branded pharmaceuticals. Founded in 1991, the Company is based in Grünwald near Munich. The Company’s integrated business model comprises in-house development, production and the distribution of brand products by a trained pharmaceutical sales force. In addition to its main location in Brehna near Leipzig, Dermapharm also operates other production, development and distribution locations in Europe (primarily in Germany) and the United States.

In the “Branded pharmaceuticals and other healthcare products” segment, Dermapharm has approximately 1,300 marketing authorisations with more than 380 active pharmaceutical ingredients. Dermapharm’s portfolio of pharmaceuticals, medical devices and food supplements are tailored to selected therapeutic areas in which the Company is a market leader, especially in Germany.

In the “Herbal extracts” segment, Dermapharm can tap the expertise of the Spanish company Euromed S.A., a leading global manufacturer of herbal extracts and plant-based active ingredients for the pharmaceuticals, nutraceuticals, foodstuffs and cosmetics industries.

Dermapharm’s business model also includes the “Parallel import business” segment that operates under the “axicorp” brand. Based on revenue, Dermapharm was among the top five parallel import companies in Germany in 2020.

With a consistent R&D strategy and numerous successful product and company acquisitions and by stepping up its internationalisation efforts, Dermapharm has continuously optimised its business over the past 30 years and sought external growth opportunities in addition to organic growth. Dermapharm is firmly committed to continuing on this profitable growth course in the future.

Notice Regarding Forward-Looking Information

This press release contains “forward-looking statements” and “forward-looking information” within the meaning of applicable U.S. and Canadian securities laws (collectively, “forward-looking statements”), which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those forward-looking statements and the forward-looking statements are not guarantees of future performance. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. A discussion of some of the material factors applicable to Canopy Growth Corporation (“Canopy”) can be found under the section entitled “Risk Factors” in Canopy’s Annual Report on Form 10-K for the year ended March 31, 2021, filed with the Securities and Exchange Commission and with applicable Canadian securities regulators, as such factors may be further updated from time to time in its periodic filings with the Securities and Exchange Commission and with applicable Canadian securities regulators, which can be accessed at www.sec.gov/edgar and www.sedar.com, respectively. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in the filings. Any forward-looking statement included in this press release is made as of the date of this press release and, except as required by law, Canopy disclaims any obligation to update or revise any forward-looking statement. Readers are cautioned not to put undue reliance on any forward-looking statement. Forward-looking statements contained in this press release are expressly qualified by this cautionary statement.